DEPOSITS	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
DEPOSITS

NOTE 15 – DEPOSITS

          The Bank does not have any foreign offices and all deposits are serviced in its 18 domestic offices. Maturities of time deposits of $100 or more at December 31, 2014 and 2013 are as follows (dollars in thousands):

	2014	2013

Under 3 months	$29,629	$31,514
3 to 12 months	71,489	63,429
Over 12 months	18,399	27,834
Total	$119,517	$122,777

          At December 31, 2014 and 2013, the Bank had $152 and $369, respectively, of deposit accounts in overdraft status and thus have been reclassified to loans in the accompanying consolidated balance sheets.

The following table presents maturities of interest-bearing time deposits as of December 31, 2014 (dollars in thousands):

2015	$185,714
2016	20,460
2017	8,160
2018	5,164
2019	7,091
Thereafter	-
Total	$226,589